UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 8, 2016 (April 4, 2016)

Date of Report (Date of earliest event reported)

MICROCHIP TECHNOLOGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21184	86-0629024
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2355 West Chandler Boulevard
Chandler, Arizona 85224-6199

(Address of principal executive offices)
(480) 792-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 4, 2016, Microchip Technology Incorporated (the "Company") completed its acquisition of Atmel Corporation ("Atmel") pursuant to an Agreement and Plan of Merger dated as of January 19, 2016 among the Company, Atmel, and Hero Acquisition Corporation, a Delaware corporation and wholly owned indirect subsidiary of the Company.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Current Report on Form 8-K filed on April 4, 2016 (the "Original Report"), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
The financial statements of Atmel required by this item were previously filed and incorporated by reference in the Company's Registration Statement on Form S-4 (file number 333-209477).

(b)	Pro Forma Financial Information.
The pro forma financial information required by this item is filed as Exhibit 99.1 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information of Microchip Technology Incorporated and Atmel Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2016	MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation

By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Unaudited pro forma condensed combined financial information of Microchip Technology Incorporated and Atmel Corporation

4